UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 7, 2009

JMP Group Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-33448

Delaware	20-1450327
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

600 Montgomery Street, Suite 1100

San Francisco, CA 94111

(Address of principal executive offices, including zip code)

415-835-8900

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets

JMP Group Inc. (the “Company”) previously filed a Current Report on Form 8-K on April 13, 2009 (the “Initial Report”) to report the acquisition of 100% of the membership interests of Cratos Capital Partners, LLC and its subsidiary Cratos Capital Management, LLC (collectively, “Cratos”). This report amends the Initial Report to provide the financial statements and pro forma financial information required by Item 9.01 of Form 8-K.

Item 8.01. Other Events

The Company is planning to file a universal shelf registration statement on Form S-3 with the Securities and Exchange Commission to register up to $100 million in securities. The Company has no immediate plans to raise capital under the universal shelf registration statement on Form S-3. It is the Company’s intention to file the universal shelf registration statement in the near future, but there can be no assurance that we will actually make such a filing, or that the SEC will declare the registration statement effective. The Company’s intention to file a universal shelf registration statement is a forward-looking statement as defined by the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. A number of factors may occur that would cause actual results to differ materially from the forward-looking statements contained herein. Factors that would cause such differences include, but are not limited to, market volatility or disruptions, competitive factors, failure to obtain necessary regulatory approval, or losing eligibility to use Form S-3.

The statements above shall not constitute an offer to sell or the solicitation of an offer to buy any securities.

Item 9.01. Financial Statements and Exhibits

(a) Financial Statements of Business Acquired

The audited financial statements of Cratos Capital Partners, LLC for the twelve months ended December 31, 2008, for the twelve months ended December 31, 2007 and for the period from May 12, 2006 (commencement of operations) to December 31, 2006 are filed as exhibits 99.1 and 99.2 to this Current Report on Form 8-K/A and are incorporated herein by this reference.

The unaudited financial statements of Cratos Capital Partners, LLC for the three months ended March 31, 2009 and 2008 are filed as exhibit 99.3 to this Current Report on Form 8-K/A and are incorporated herein by this reference.

(b) Pro Forma Financial Information

The unaudited pro forma condensed combined statements of income for the year ended December 31, 2008 and for the three months ended March 31, 2009 and the unaudited pro forma condensed combined balance sheet as of March 31, 2009 of the JMP Group Inc. and Cratos Capital Partners, LLC are filed as Exhibit 99.4 to this Current Report on Form 8-K/A and are incorporated herein by this reference.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JMP GROUP INC.

Date: June 18, 2009	By:	/s/ Thomas B. Kilian
Thomas B. Kilian
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
2.1*	Purchase Agreement dated March 31, 2009.

23.1	Consent of PricewaterhouseCoopers LLP

23.2	Consent of KPMG LLP

99.1	Audited Financial Statements of Cratos Capital Partners, LLC for the twelve months ended December 31, 2008.

99.2	Audited Financial Statements of Cratos Capital Partners, LLC for the twelve months ended December 31, 2007 and for the period from May 12, 2006 (commencement of operations) to December 31, 2006.

99.3	Unaudited Financial Statements of Cratos Capital Partners, LLC for the three months ended March 31, 2009 and 2008.

99.4	Pro Forma Financial Information

*	Previously filed. Confidential treatment has been requested for certain portions of Exhibit 2.1 under 17 CFR §§230.24b-2 and 200.80(b)(4).